SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 16, 2002

                             ALLION HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-17821           11-2962027
           --------                       ---------           ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
        of incorporation)                                  Identification No.)

33 WALT WHITMAN ROAD, SUITE 200A, HUNTINGTON STATION, NEW YORK         06430
--------------------------------------------------------------         -----
     (Address of principal executive office)                         (Zip Code)

       Registrant's telephone number, including area code: (631) 547-6520
                                                           --------------


                     Former name or former address:  N/A


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Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
              ---------------------------------------------

           On May 16, 2002, Allion Healthcare, Inc. (the "Company") engaged BDO Seidman LLP ("BDO"), independent certified public accountants, as the Company's principal accountants to audit the Company's financial statements for the year ending December 31, 2002. The Company engaged BDO in replacement of Holtz Rubenstein & Co., LLP ("Holtz Rubenstein"), who had previously been engaged for the same purpose, and whose dismissal was effective the same date. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

           The reports of Holtz Rubenstein on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the two years ended December 31, 2000 and December 31, 2001 and through the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Holtz Rubenstein on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Holtz Rubenstein, would have caused it to make reference thereto in its report on the financial statements for such years.

           During the Company's two most recent fiscal years ended December 31, 2000 and 2001 and through the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone acting on its behalf consulted BDO regarding either the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has BDO provided to the Company a written report or oral advice regarding such principles or audit opinion.

           The Company has requested that Holtz Rubenstein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or nor it agrees with the above statements. A copy of the letter from Holtz Rubenstein, dated May 20, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.       EXHIBITS
              --------

                16.1 Letter of Holtz Rubenstein & Co., LLP, dated May 20, 2002, addressed to the Securities and Exchange Commission.


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                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 21, 2002                  ALLION HEALTHCARE, INC.



                                         By:  /S/ MICHAEL P. MORAN
                                         --------------------------
                                         Michael P. Moran
                                         President, Chief Executive Officer,
                                         Chief Financial Officer and Secretary


















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                                  EXHIBIT INDEX
                                  -------------

       16.1 Letter of Holtz Rubenstein & Co., LLP, dated May 20, 2002, addressed to the Securities and Exchange Commission.